UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A Number 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2008

Date of Report (Date of earliest event reported)

ABRAXAS PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Loop 1604 East, Suite 100

San Antonio, Texas 78232

(210) 490-4788

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4950705v.4 131359/00005

Explanatory Note: We are filing this Form 8-K/A Number 2 in response to comments we have received from the Division of Corporation Finance of the SEC

This Form 8-K/A Number 2 amends our Form 8-K filed on February 6, 2008 as amended by the Original Form 8-K/A number 1 filed on April 17 2008.

This amendment does not reflect events occurring after the filing of the Original Form 8-K, and does not modify or update the disclosures therein in any way other than as required to reflect the matters described above.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETSAs described on the Current Report on Form 8-K of Abraxas Petroleum Corporation filed on February 6, 2008 (the “Initial 8-K”), on January 31, 2008, Abraxas Operating Company, LLC, a wholly-owned subsidiary of Abraxas Energy Partners, L.P., an indirect subsidiary of Abraxas Petroleum Corporation consummated the acquisition of certain oil and gas properties located in various states from St. Mary Land & Exploration Company and certain other sellers. The properties are primarily located in the Rockies and Mid-Continent regions of the United States. The sole purpose of this amendment to the Initial 8-K is to incorporate as part of the Initial 8-K the information set forth below under Item 9.01 as required by Item 9.01 of Form 8-K.

.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of business acquired.
(b) Pro Forma Financial Statements

(1)	Unaudited Pro Forma Condensed Consolidated Balance as of December 31, 2007.
(2)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2007.

(d) Exhibits

23.1 Consent of Deloitte & Touche LLP

23.2 Consent of Ryder Scott Company, L.P.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

ABRAXAS OPERATING, LLC

ACQUIRED PROPERTIES

Statements of Revenues and Direct Operating Expenses

For the years ended December 31, 2007, 2006, and 2005

(With Report of Independent Registered Public Accounting Firm Thereon)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

St. Mary Land & Exploration Company

Denver, Colorado

We have audited the accompanying statements of revenues and direct operating expenses of the Acquired Properties (the “Properties”) of St. Mary Land & Exploration Company (the “Company”) for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Properties are not required to have, nor were we engaged to perform, an audit of the Properties’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting . Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in the notes to the financial statements and are not intended to be a complete presentation of the Company’s interests in the Properties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and direct operating expenses, described in the notes, of the Properties for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

March 11, 2008

ACQUIRED PROPERTIES

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

(In thousands)

	Year Ended December 31,
	2007	2006	2005
Revenues:
Oil production revenues	$26,768	$24,428	$22,950
Gas production revenues	12,566	13,186	15,802
Total revenues	39,334	37,614	38,752

Direct operating expenses:
Lease operating expenses	12,271	11,874	9,739
Production taxes	3,278	2,988	3,513
Total direct operating expenses	15,549	14,862	13,252

Revenues in excess of direct operating expenses	$23,785	$22,752	$25,500

See accompanying notes to the statements of revenues and direct operating expenses.

ACQUIRED PROPERTIES

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

(1)	Basis of Presentation

On January 31, 2008, Abraxas Operating, LLC (“Abraxas Operating”) acquired certain producing oil and gas properties (the ”Acquired Properties”) from St. Mary Land & Exploration Company (“St. Mary”). The Acquired Properties are net interests in oil and gas producing properties located in mature producing fields in the Rocky Mountain, Mid-Continent, Permian Basin, Arklatex, and Gulf Coast regions of the United States that have established production profiles.

Oil and gas production revenues in the accompanying statements of revenues and direct operating expenses are recognized on the sales method. Under this method, revenues are recognized based on actual volumes of oil and gas sold to purchasers. Direct operating expenses are recognized on the accrual method and include lease operating expenses, production taxes, transportation, and all other direct costs associated with the properties. Direct operating expenses do not include corporate overhead, interest, and income taxes.

During the periods presented, the Acquired Properties were not accounted for or operated as a separate division by the former owners. Accordingly, full separate financial statements prepared in accordance with generally accepted accounting principles do not exist and are not practicable to obtain in these circumstances.

The statements of revenue and direct operating expenses of the Acquired Properties were derived from the historical accounting records of St. Mary and vary from a statement of operations in that they do not show certain expenses, which were incurred in connection with the ownership of the properties, such as general and administrative expense, interest expense, income taxes, or other expenses of an indirect nature. These expenses were not separately allocated to the Acquired Properties in St. Mary’s historical financial records and any pro forma allocation would not be a reliable estimate of what these expenses would actually have been had the Acquired Properties been operated historically as a stand alone entity. In addition, these allocations, if made using historical general and administrative structures and tax burdens, would not produce allocations that would be indicative of the historical performance of the Acquired Properties had they been assets of the buyer, due to the greatly varying size, structure, and operations between Abraxas Operating and St. Mary. The statements also do not include provisions for depletion, depreciation, amortization, and asset retirement obligation liability accretion as such amounts would not be indicative of future costs of those expenses which would be incurred by Abraxas Operating upon allocation of the purchase price. Accordingly, the financial statements and other information presented are not indicative of the financial condition and results of operations of the Acquired Properties, but rather simply represent the historical operating results associated with the direct operations of the Acquired Properties.

Historical financial statements representing financial position, results of operations and cash flows required by generally accepted accounting principles are not presented as such information is not readily available on an individual property basis. Accordingly, the statements of revenue and direct operating expenses are presented in accordance with Staff Accounting Bulletin Topic 2-D, Financial Statements of Oil and Gas Exchange Offers.

(2)	Use of Estimates in the Preparation of Financial Statements

Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)	Oil and Gas Reserve Quantities (Unaudited)

For 2007 and 2006, St. Mary personnel prepared the reserve estimates for the Acquired Properties and selected reserves associated with properties included in the Acquired Properties were reviewed by Ryder Scott Company, L.P. (“Ryder Scott”) within the overall reserve preparation process utilized by St. Mary. For 2005, Ryder Scott prepared the reserve estimates for at least 60 percent of the PV-10 value associated with the Acquired Properties, and St. Mary personnel prepared reserve estimates for the remainder of the Acquired Properties. Reserve estimates are inherently imprecise and estimates of new discoveries and undeveloped locations are more imprecise than estimates of established proved producing oil and gas properties. Accordingly, these estimates are expected to change as future information becomes available.

Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are those expected to be recovered through existing wells with existing equipment and operating methods. All of the proved reserves are located in the continental United States.

Presented below is a summary of the changes in estimated reserves of the Acquired Properties:

	For the Years Ended December 31,
	2007		2006		2005
	Oil or		Oil or		Oil or
	Condensate	Gas	Condensate	Gas	Condensate	Gas
	(MBbl)	(MMcf)	(MBbl)	(MMcf)	(MBbl)	(MMcf)

Developed and undeveloped:
Beginning of year	3,851	18,497	4,209	20,038	2,934	13,923
Revisions of previous estimates	634	(553)	(17)	(1,518)	467	457
Discoveries and extensions	16	93	68	1,498	230	753
Purchases of minerals in place	—	—	6	803	1,011	7,157
Production	(407)	(2,210)	(415)	(2,324)	(433)	(2,252)
End of year	4,094	15,827	3,851	18,497	4,209	20,038

Proved developed reserves:
Beginning of year	3,658	17,320	4,021	18,126	2,926	13,759
End of year	4,012	14,780	3,658	17,320	4,021	18,126

(4)	Standardized Measure of Discounted Future Net Cash Flows (Unaudited)

Statement of Financial Accounting Standards No. 69, “Disclosures about Oil and Gas Producing Activities” (“SFAS No. 69”) prescribes guidelines for computing a standardized measure of future net cash flows and changes therein relating to estimated proved reserves. All guidelines, which are briefly discussed below, have been followed.

Future cash inflows and future production and development costs are determined by applying benchmark prices and costs, including transportation, quality, and basis differentials, in effect at year-end to the year-end estimated quantities of oil and gas to be produced in the future. Each operated property is also charged with field-level overhead in the estimated reserve calculation. Future income taxes have not been considered as the Acquired Properties are not a tax paying entity. The resulting future net cash flows are reduced to present value amounts by applying a ten percent annual discount factor.

Future operating costs are determined based on estimates of expenditures to be incurred in developing and producing the proved oil and gas reserves in place at the end of the period, using year-end costs and assuming continuation of existing economic conditions, plus overhead incurred by the central administrative office attributable to operating activities.

The following disclosure does not include the effect of any income taxes. While this is a departure from the prescribed methodology of calculating the standardized measure, it is believed to be appropriate as the basis of the accompanying financial statements relates only to direct revenues and operating expenses, without regard for income taxes. Therefore the presentation of the standardized measure without income taxes is more comparable.

    The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and the Securities and Exchange Commission, except for the exclusion of the effect of income taxes as discussed previously. These assumptions do not necessarily reflect the expectations of actual revenues to be derived from those reserves, nor their present value. The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process. The following prices as adjusted for transportation, quality, and basis differentials were used in the calculation of the standardized measure:

	As of December 31,
	2007	2006	2005

Gas (per Mcf)	$ 6.48	$ 4.95	$ 7.60
Oil (per Bbl)	$ 88.09	$ 53.08	$ 57.37

The following summary sets forth the future net cash flows relating to the Acquired Properties based on the standardized measure prescribed in SFAS No. 69:

	As of December 31,
	2007	2006	2005
	(In thousands)
Future cash inflows	$462,739	$295,766	$394,454
Future production costs	(195,552)	(132,499)	(153,464)
Future development costs	(4,910)	(5,012)	(6,585)
Future net cash flows	262,277	158,255	234,405
10 percent annual discount	(120,514)	(66,993)	(100,714)
Standardized measure of discounted future net cash flows	$141,763	$91,262	$133,691

The principle sources of change in the standardized measure of discounted future net cash flows are:

	For the Years Ended December 31,
	2007	2006	2005
	(In thousands)
Standard measure, beginning of year	$91,262	$133,691	$63,842
Sales of oil and gas produced, net of production costs	(23,785)	(22,752)	(25,500)
Net changes in prices and production costs	60,454	(33,234)	34,913
Extensions and discoveries, net of production costs	991	6,305	5,647
Purchase of minerals in place	—	1,004	40,905
Development costs incurred during the year	335	742	56

Changes in estimated future development costs	(130)	814	836
Revisions of previous quantity estimates	12,380	(3,649)	10,304
Accretion of discount	9,126	13,369	6,384
Changes in timing and other	(8,870)	(5,028)	(3,696)
Standardized measure, end of year	$141,763	$91,262	$133,691

Item 9.01         Financial Statements and Exhibits.

(b) Pro Forma Financial Statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial information is derived from the historical financials of Abraxas Petroleum Corporation (“Abraxas Petroleum”) and subsidiaries, and gives effect to the acquisition of oil and gas properties by Abraxas Operating, LLC, a wholly-owned subsidiary of Abraxas Energy Partners, L.P (the “Partnership”) from St. Mary Land & Exploration Company (“St. Mary”) described in the Form 8-K filed February 6, 2008 Abraxas Petroleum beneficially owns 47.2% of the partnership interests of the Partnership and controls the general partner.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007 is presented as if the acquisition had occurred on December 31, 2007. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2007 are presented as if the acquisition had occurred at the beginning of the period presented.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the notes thereto, the Consolidated Financial Statements of Abraxas Petroleum and the notes thereto and the statements of revenues and direct operating expenses of the Acquired Properties of St. Mary Land & Exploration and the notes thereto.

In a separate transaction, Abraxas Petroleum acquired certain oil and gas properties from St. Mary. These properties were not material to the consolidated operations and have accordingly not been included in these pro forma statements.

The Unaudited Pro Forma Consolidated Financial Information is not indicative of our financial position or the results of our operations that might have actually occurred if the St. Mary acquisition had occurred at the dates presented or of our future financial position or results of operations. In addition the results may vary significantly from the results reflected in such statements due to normal oil and gas production declines, reductions in prices paid for oil and gas, future acquisitions and other factors.

ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2007

(in thousands)

	Historical	Pro Forma adjustments			Pro Forma
Assets
Current assets:
Cash	$18,936	$(1,101)	(	a)	$17,835
Accounts receivable	6,128	—			6,128
Derivative asset – current	2,658	—			2,658
Other current assets	377	—			377
Total current assets	28,099	(1,101)			26,998

Property and equipment:
Oil and gas properties – full cost method of accounting:
Proved	265,090	124,433	(	b)	389,523
Unproved – not subject to amortization	—	—			—
Other property and equipment	3,633	—			3,633
Total	268,723	124,433			393,156
Less accumulated depreciation, depletion and amortization	151,696	—			151,696
Total property and equipment	117,027	124,433			241,460

Deferred financing fees (net)	856	1,500	(	c)	2,356
Derivative asset – long-term	359	—			359
Other assets	778	—			778
Total assets	$147,119	$124,832			$271,951

Liabilities and Stockholders’ Equity
Accounts payable and accrued expenses	$11,356	$—			$11,356
Accrued interest	241	—			241
Derivative liability - current	5,154	—			5,154
Total current liabilities	16,751	—			16,751

Long-term debt	45,900	117,200	(	d)	163,100

Derivative liability – long-term	3,941	—			3,941
Other liabilities	1,183	7,632	(	e)	8,815
Total liabilities	67,775	124,832			192,607

Minority interest	23,497	—			23,497

Stockholders’ equity:
Common stock	1,000	—			1,000
Additional paid-in capital	185,646	—			185,646
Accumulated deficit	(130,791)	—			(130,791)
Accumulated other comprehensive income	502	—			502
Total stockholders’ equity	55,847	—			55,847
Total liabilities and stockholders’ equity	$147,119	$124,832			$271,951

See notes to unaudited pro forma condensed consolidated financial statements

ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands except per share data)

	Year Ended December 31, 2007
	Historical	St. Mary Acquisition			Pro Forma Adjustments			Pro Forma
Revenues:
Oil and gas production revenue	$46,906	$39,334	(	a)	$—			$86,240
Rig revenues	1,396	—			—			1,396
Other	7	—			—			7
	48,309	39,334						87,643
Operating costs and expenses:
Lease operating and production taxes	11,254	15,549	(	a)	—			26,803
Depreciation, depletion and amortization	14,292				10,657	(	b)	24,949
Rig operations	801	—			—			801
General and administrative	6,438	—			—			6,438
	32,785	15,549			10,657			58,991
Operating income	15,524	23,785			(10,657)			28,652

Other (income) expense:
Interest income	(408)	—			—			(408)
Amortization of deferred financing fees	671	—			788	(	c)	1,459
Interest expense	8,392	—			8,187	(	d)	16,579
Loss on debt extinguishment	6,455	—			—			6,455
Gain on sale of assets	(59,439)	—			—			(59,439)
Loss (gain) on derivatives (unrealized $6,288)	4,363	—			—			4,363
Other	347	—			—			347
	(39,619)	—			8,975			(30,644)
Income from operations before income tax and minority interest	55,143	23,785			(19,632)			59,296
Income tax	(283)	—			—			(283)
Income from operations before minority interest	54,860	23,785			(19,632)			59,013
Minority interest in (income) loss of partnership	1,842	—			(2,192)	(	e)	(350)
Net income	$56,702	$23,785			$(21,824)			$58,663

Net income per common share – basic	$1.22							$1.27
Net income per common share - diluted	$1.19							$1.23

Weighted average shares – basic	46,337							46,337
Weighted average shares - diluted	47,593							47,593

See notes to unaudited pro forma condensed consolidated financial statements

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. The Unaudited Proforma Condensed Consolidated Balance Sheet as of December 31, 2007, reflects the Partnership’s acquisition of the St. Mary properties as if it had occurred as of December 31, 2007.

a.	Cash and cash equivalents related to the acquisition of oil and gas properties from St. Mary.
b.	Fair value of oil and gas properties acquired.
c.	Direct and incremental deferred financing fees associated with the Partnership’s amended credit facility and subordinated facility.
d.	Borrowings under the Partnership’s amended credit facility and subordinated facility as follows, (in thousands).

Amended Credit Facility	$67,200
Subordinated Facility	50,000
Total	$117,200

e.	Liability for future site restoration related to acquired properties.

Note 2. The Unaudited Proforma Condensed Consolidated Statement of Operations for the year ended December 31, 2007 reflects the acquisition of the St. Mary properties as if it had occurred at the beginning of the period.

a.	Record oil and gas production sales, lease operating expenses and ad valorem and production taxes directly related to the oil and gas properties acquired.
b.	Record depletion expense related to the oil and gas properties acquired.
c.

Amortize deferred financing fees associated with the Partnership’s amended credit facility and subordinated facility. As required by SFAS 143,t the fair value of a liability for an asset's retirement obligation be recorded in the period in which it is incurred and the corresponding cost capitalized by increasing the carrying amount of the related long-lived asset. The liability is accreted to its then present value each period, and the capitalized cost is depreciated over the estimated useful life of the related asset.

d.

Adjust interest expense for Partnerships’ borrowings under its amended credit facility and subordinated facility and non cash interest relating to the accretion of future site restoration liability as follows (in thousands):

Interest expense related to Partnership borrowings	$7,587
Interest expense related to future site restoration liability	600
Total	$8,187

  The following table illustrates interest expense on the above borrowings. Interest rates are not fixed, accordingly, actual expense incurred may vary from these amounts.

	Rate	Expense
Amended Credit Facility	.051	$3,467
Subordinated Facility	.082	4,120
		$7,587

e.	Adjust for minority owners’ interest in net earnings.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXAS PETROLEUM CORPORATION

By: /s/ Chris E. Williford

Chris E. Williford

Executive Vice President, Chief Financial

Officer and Treasurer

Dated: August 11, 2008